UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    April 14, 2004

MINUTEMAN INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Illinois	0-15582	36-2262931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 South Rohlwing Road, Addison, Illinois		60101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  630- 627-6900

Item 5.    Other Events and Regulation FD Disclosure.

Minuteman International, Inc. announced today that it has appointed Brian Slack as its Vice President of Sales, effective April 21, 2004.

Item 7.     Exhibits.

(c) Exhibits - The following exhibit is furnished as part of this Report:

Exhibit Number	Description
99.1	Press release issued by Minuteman International, Inc., dated April 14, 2004, announcing the appointment of Brian Slack as Vice President of Sales.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2004	By:	/s/ Gregory J. Rau
Gregory J. Rau
President and Chief Executive Officer